Exhibit 99.2

CARS.COM

Investor Presentation

MAY 2017

Safe Harbor Statement

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including those statements under “Financial Objectives.” All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning our business strategies, plans and objectives, market potential, future financial performance, planned operational and product improvements, liquidity and other matters. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, estimates, projections and assumptions, based on our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we think are appropriate. These statements are expressed in good faith and we believe these judgments are reasonable. However, you should understand that these statements are not guarantees of performance or results. Our actual results could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from those expressed in the forward-looking statements contained in this presentation. Such risks, uncertainties, and other important factors include, among others, risks related to our business, our separation from our parent company and our common stock. For a detailed discussion of many of these risks and uncertainties, see the section entitled “Risk Factors” in our Registration Statement on Form 10, which was filed with the Securities and Exchange Commission on May 4,

2017 (the “Registration Statement”). All forward-looking statements contained in this presentation are qualified by these cautionary statements. The forward-looking statements contained in this presentation speak only as of the date of this presentation. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.

The forward-looking statements in this presentation are intended to be subject to the safe harbor protection provided by the federal securities laws.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures, including EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow. These non-GAAP financial measures exclude the impact of certain items and, therefore, have not been calculated in accordance with GAAP. We believe these non-GAAP financial measures provide meaningful supplemental information about our operating performance because they exclude amounts that we do not consider part of our core operating results when assessing our performance.

We use these non-GAAP financial measures (a) to evaluate our historical and prospective financial performance as well as our performance relative to our competitors as they assist in highlighting trends, (b) to set internal sales targets and spending budgets, (c) to measure operational profitability and the accuracy of forecasting, (d) to assess financial discipline over operational expenditures and (e) as an important factor in determining variable compensation for management and employees. Adjusted EBITDA is also used for certain covenants and restricted activities under our debt agreements. We believe these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties to evaluate companies in our industry. We caution readers that our presentation of these measures may not be the same as similarly-titled measures used by other companies. Non-GAAP financial measures should not be considered in isolation or as an alternative to GAAP financial measures, but rather as supplements to GAAP financial measures. For reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures, see the Appendix to this presentation and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the

Registration Statement.

No reconciliation of the forecasted range of Adjusted EBITDA Margin to net income (loss) is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, including tax rates and interest expense which were not part of our financial results due to our status as a subsidiary not subject to federal income taxation. Moreover, we believe such a reconciliation would imply a degree of precision that would be confusing or misleading to investors

Spin-off Transaction Summary

1 Based Overview on

Listing

Distribution

Capital structure

In September 2016, TEGNA announced its plans to separate Cars.com from TEGNA in a tax-free spin-off

Cars.com is a leading digital automotive marketplace, delivering significant value to consumers, dealers and OEMs using innovative, mobile-first digital platforms

NYSE: CARS

When-issued Trading Period: May 18th

Record date: May 18th

Distribution date: May 31st

TEGNA shareholders will receive one share of Cars.com common stock for every three shares of TEGNA common stock held as of close of business on May 18, 2017, the record date

In connection with the spin-off, a new capital structure will be put in place, consisting of a $450mm Term Loan A and $450mm revolver, to fund a one-time $650mm cash transfer to TEGNA and to fund working capital

Pro forma for the transaction, Cars.com will have total and net leverage of ~2.6x and ~2.5x, respectively1, assuming $225mm of the revolver is drawn at close

1 Based on 12/31/16 LTM Adjusted EBITDA of $260mm

Cars.com Spin-off Rationale

Augment the core business with greater financial, operational and strategic focus Tailor capital structure based on profitability, cash flow and growth opportunities Enhance opportunity to pursue targeted organic growth initiatives Improve flexibility to pursue value-enhancing acquisitions and adjacencies Directly align management incentives with Cars.com shareholders

Company Overview

Alex Vetter, Co-Founder and Chief Executive Officer

We are a Two-Sided Digital Marketplace

We empower consumers by connecting them to the resources they need to make better automotive decisions about product, price, place and person

We enable partners by connecting them to the in-market audience and intelligence they need to increase turn and gain market share

Cars.com Improves Car Decision Making by Connecting Buyers and Sellers More Intelligently and Efficiently

Audience Connections Partners

New & used shoppers    Dealers    Vehicle sellers    OEMs    Advice seekers/    Sell-it-yourself enthusiasts consumers

Cars.com at a Glance

Market-leading revenue in large addressable market	**~$630MM** Revenue[1]	**~$30BN**[2] Market opportunity
Diversified customer base	**20,000+** Dealer partners	**100%** Top OEM clients
Leading mobile experience	**#1** Mobile app[3]	**+15%**[4] YoY mobile app traffic growth
Rich inventory attracts market-leading audience	**4.7MM+** Vehicle inventory	**400MM+**[4] Consumer site visits per year
Automotive focused with high margins and cash flow	**1,200+** Employees, including 500 sales	**40%+** Industry leading Adjusted EBITDA margins[1]



[1]Revenue and EBITDA metrics represent FY 2016 actual results; [2]Borrell 2016 Auto Outlook; [3]JD Power 2016 Automotive Mobile Site Study; [4]comScore

8

Key Investment Highlights

Leading, branded digital automotive marketplace for buyers and sellers Large and attractive market with growing digital ad spend Trusted, unbiased content Innovative mobile-first technology platform Market leading connections that drive partner results Attractive cash flow generation at scale Well positioned for long-term growth Experienced leadership and best-in-class talent

Cars.com Operates at the Center of an Enormous and

Fragmented Ecosystem

Products    Service and Repair

Used Cars

New Cars    30+

OEMs3

1,000+    42,000+

Digital

Automotive    Dealers2>1,600

Destinations1

models / trims

per year4

Participants

1 Vertical Scope; 2 Borrell 2016 Auto Outlook; 3 IHS Markit; 4 Cars.com internal data

Our Brand is Synonymous    with Car Shopping

#1 in Brand Awareness1

Cars.com66%

Autotrader

KBB

Edmunds

TrueCar

CarGurus

1Millward Brown Brand Tracker FY 2016

U.S. Automotive Industry is a Massive Market

U.S. Automotive    $1.1 New Car Sales17.6

Market1     in 2016 2

Trillion    Million

Aftermarket Parts    $263 Used Car Sales44.4

and Services3     in 2016 4

Billion    Million

1US Census Bureau Monthly Retail Trade Survey; 2IHS Markit; 3Statista Automotive Aftermarket; 4Borrell 2016 Auto Outlook

Auto Advertising Industry is a Large and Attractive

Market with Growing Digital Ad Spend

$16bn1 / 52%    $26bn1 / 67%

digital    digital

$30BN1    $39BN1

2016 U.S. auto    2021 U.S. auto

ad market    ad market

U.S. Automotive Advertising Market    5% Growth 2016 – 2021E CAGR

U.S. Digital Automotive Advertising Market    10% Growth 2016 – 2021E CAGR

1 Borrell 2016 Auto Outlook

Automotive Decisions are Being Made Digitally

10 years ago,
the average car
shopper made
5 visits
to Dealerships…

…Today that number
has dropped to
1.6[1]


95%
of Consumers

use Digital Sources when Shopping for a Car[2]


20%
of Audience[3]

is captured by Cars.com[3]

[1] McKinsey; [2] The Role of Digital and Dealers in the Path to Purchase, Google/comScore Study, Jan 2017; [3] comScore; measured as a % of visitors to Cars.com out of total visits to Cars.com plus competitor sites (includes Autotrader, CaruGurus, Edmunds, KBB, and TrueCar)

cars.com

14

Expert Advice and Unbiased Coverage Empower

Consumers in the Auto-buying Process

Video: Cars.com Knows Cars

Unique Platform    Empowers our Audience toMake

Better Decisions

Better

Decisions

Cars.com Shoppers are In-market, Undecided,

Unduplicated, and Sought After

% of Cars.com users

that don’t use:2

80%    96% AutoTrader.com79%#1

CarGurus.com77%

80% of Cars.com    96% of Cars.com KBB.com75%#1 demographic of

shoppers    shoppers are young, affluent

say they plan to    undecided on what or Edmunds.com75%families amongst

purchase a vehicle in    where to buy2 peers3

the next 6 months1     TrueCar.com73%

1 Cars.com Consumer Metrics June—September 2016

2 The Role of Digital and Dealers in the Path to Purchase, Google/comScore Study, Jan 2017

3 In an indexed comparison of Female Customers, Customers with Children, Customers between the ages of 18 and 54, and Customers with a Household Income of more than $40k

Industry-Leading, Mobile-First Platform

Best-in-class versus top competitors…    Award-winning app…

#1    App Rating 1 Above peer average in

all mobile dimensions 3

(e.g., speed, navigation)

#1    Most Downloaded App2

…with tangible results

#1    Mobile Experience Rating 3

Average mobile user is within

#1    Highest User Engagement4 37

Days of purchase

1Based on Apple and Google App Stores; 2App Annie; 3JD Power 2016 Automotive Mobile Site Study; 4App Annie; User Engagement as measured by average in-app sessions per user

Cars.com Generates Innovative,    Measurable

Results for Partners

Industry-leading Connections for Partners    Dealer Dashboard Overview

Phone Leads

Email Leads

Traffic to Dealer & OEM Websites

Mobile Walk-ins

Actionable Insights

Differentiated Salesforce Provides Market Expertise and

Unmatched Service, at Scale

National     Major

Advertising    Major Accounts OEMs Accounts

Affiliate

Affiliate

~500    ~20,000

Person    Total

salesforce    partners

Field & Inside    Direct

Sales

Deliver unique     Strong relationships

Provide deep local

solutions that enable    with local dealers and

market expertise

our partners     OEMs

We    are Investing to Position the Business for the Future

Challenge    Response

Entrance of New Players    Neutralized new players with

innovative pricing tools and features

Restoring speed and adding

Re-platforming    agility for innovation

Near-term drag,

Affiliate Performance

medium-term upside

Five Pillars of Long-Term Growth

Advertiser Expansion

Connections Growth

Adjacencies & Extensions

Affiliate Opportunity

Data & Attribution Leadership

23

Experienced Leadership Team Driving Transformative Growth

CEO and CFO



Alex Vetter
Co-Founder & Chief Executive Officer



Becky Sheehan
Chief Financial Officer

Veteran Team Members



John Clavadestcher
Chief Revenue Officer



Greg McGivney
Chief Strategy Officer



Elaine Richards
EVP Business Operations

Recent Additions



Tony Zolla
Chief Product Officer



Ed McLaughlin
Chief Technology Officer



Brooke Skinner-Ricketts
Chief Marketing Officer



Jim Rogers
Chief Legal Officer



Cynthia Hiskes
Chief People Officer

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Financial Overview

Becky Sheehan, Chief Financial Officer

Financial Highlights

Attractive Business    +Growth Investment=Compelling

Attributes    Long Term Model

Recurring revenue Advertiser expansion Large market opportunity

Strong cash flow generation Connections growth Proven revenue model

Significant scale Adjacencies and extensions Strong balance sheet

Data and attribution

leadership

Affiliate opportunity

Highly Diversified Customer Base with No Significant

Customer Concentration

MonetizationDrivers

Retail Revenue     Subscription fees (53%) Brand strength

73%     OEM and national advertising (18%)

Adjacencies (2%)

Dealer membership

$463mm     Sold by direct salesforce

Advertising sell through

Wholesale Revenue     Subscription fees at wholesale rates

(27%)

27%     Wholesale limited by

Sold through affiliate channels

affiliate agreements

$170mm

Note: Financials represent FY2016A results

Key Operating Metrics

Total Traffic    Total Dealers2Average Vehicle Inventory

(in Millions)1    (in Millions)

4.7

422.6    433.7 412.320,10920,91821,5724.5

4.3

2014A    2015A 2016A2014A2015A2016A2014A2015A2016A

1 Source: ComScore

2 Showing year end dealer count

Annual Revenue and Adjusted EBITDA Growth

Revenue ($ in Millions)     Adjusted EBITDA1 ($ in Millions)

Retail    Wholesale % CAGR % CAGR

10%    48%

$597    $633

$515     $260

172    170$239

134

$119

425    463

381

2014A    2015A 2016A2014A2015A2016A

1 Adjusted EBITDA is a non-GAAP financial measure. For more information and reconciliation of Adjusted EBITDA to net income, please refer to the Appendix of this presentation

Note: The terms of the affiliate agreements with Cars.com LLC’s former owners were amended on October 1, 2014 to reflect market terms and 2014 is presented on a pro forma basis,

consistent with the Form 10. 2014 EBITDA includes $27.9 million in costs associated with the SAR plan.

Quarterly    Performance

Quarterly Revenue ($ in Millions)

Mild seasonality in line with broader auto

advertising market

Q1 2017:

Revenue – Modest growth in retail

$144    $152 $153$148$157$150$162$154$162partially offset by 5% decline in wholesale

Profitability impacted by marketing

costs, public company costs, and

duplicate rent

2015A    2016A 2017E2015A2016A2015A2016A2015A2016A

Q1    Q2Q3Q4

Significant Platform Evolution Achieved with Capital Light Model

Capital Expenditures ($ in Millions)

Low capital requirements provide significant strategic flexibility



$9
$9
$10
2014A
2015A
2016A

Product Expansion Through Complementary Acquisitions

Accelerating Internal Developmental Cycles

■ 2016A ■ Today

Recent re-platforming investment enables innovation speed and agility



199
13
180
10
Product Development (Days)
Release Time (Minutes)

31

Affiliate Agreement Highlights

Overview

- 6 affiliate relationships
- $170 million of revenue in 2016 (including $25 million of revenue amortization)
- Contracts start to elapse in 2019
- Affiliates bound by minimum performance criteria

Inception

- Original wholesale agreements did not reflect fair market value
- Contracts renegotiated at TEGNA acquisition
- Resulted in unfavorable contract liability representing reduced rate of revenue over affiliate contracts

Impact

- $25 million revenue amortization annually through expiration of wholesale agreements in October 2019[1]
- Expiration of affiliate agreements expected to provide lift to Revenue and EBITDA as these markets are transitioned into our Retail Channel

[1] Excludes Gannett and TEGNA wholesale agreements which expire in June 2020. We may decide to enter into new agreements but will be on arms-length terms.

cars.com

32

Affiliate Agreement Highlights

Overview    InceptionImpact

6 affiliate relationships Original wholesale $25 million revenue

$170 million of revenue in agreements did not reflectamortization annually

2016 (including $25 million of    fair market valuethrough expiration of

revenue amortization)     Contracts renegotiated atwholesale agreements in

October 20191

Contracts start to elapse in TEGNA acquisition

2019     Resulted in unfavorable Expiration of affiliate

agreements expected to

Affiliates bound by minimum contract liability representingprovide lift to Revenue and reduced rate of revenue over

performance criteria    EBITDA as these markets are

affiliate contracts

transitioned into our Retail

Channel

1 Excludes Gannett and TEGNA wholesale agreements which expire in June 2020. We may decide to enter into new agreements but will be on arms-length terms.

Financial Targets

2016A    2017TargetMid Term

Revenue Growth    6.1% 0.0%- 2.0%5.0%- 10.0%

Adjusted EBITDA Margin    41.0% 38.0%- 40.0%34.0%- 37.0%

Note: These objectives are forward looking, and are subject to change.

CARS.COM

Investor Presentation

MAY 2017

Closing Remarks

Appendix

Adjusted EBITDA Reconciliation

Calendar year end December 31,

($ 000s)    2014A 2015A2016A

Revenue    $514,854 $596,510$633,106

% growth     15.9%6.1%

Product support, technology and operations    115,525 116,690129,864

Gross Profit    $399,329 $479,820$503,242

% gross margin    77.6% 80.4%79.5%

Marketing and sales    210,754 211,779211,032

General and administrative    64,198 30,92432,202

Amortization of intangibles    72,658 72,65874,829

Affiliate revenue share    15,075 6,7268,529

EBIT    $36,644 $157,733$176,650

% margin    9.2% 32.9%35.1%

Interest expense    0 (0)0

Non-operating items    281 105308

Income taxes    0 0588

Net Income    $36,925 $157,838$176,370

Interest expense    0 (0)0

Income taxes    0 0588

Non-operating items    (281) (105)(308)

EBIT    $36,644 $157,733$176,650

Depreciation    9,482 8,1608,277

Amortization    72,658 72,65874,829

Adjusted EBITDA    $118,784 $238,551$259,756

% margin    23.1% 40.0%41.0%

CARS.COM

Investor Presentation

MAY 2017